EXHIBIT 10.115

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is made and entered into as of the date set forth below by and between the person or entity set forth on the signature page below (the “Investor”) and Performance Health Technologies, Inc. (“PHT”).

Recitals

WHEREAS, PHT has authorized the issuance and sale of a note in the principal amount of $50,000 (the “Note”); and

WHEREAS, the Investor desires to purchase the Note on the terms set forth herein;

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Purchase and Sale of Note

1.1   At the Closing (as defined below) the Investor shall purchase from PHT and PHT shall sell to the Investor, subject to all of the terms and conditions hereof, the Note.

1.2   The Note shall mature in 30 days or upon the closing of the next PHT financing in the amount of at least $50,000, which ever event comes first.

2.           Closing

2.1           Date of Closing.  The closing (the “Closing”) of the purchase and sale of the Note shall take place on any date agreed to by the Investor and PHT (the “Closing Date”).

2.2           Items to be Delivered by the Investor to PHT.  The following shall be delivered by the Investor to PHT on the Closing Date:

(a)	this Agreement executed by the Investor;

(b)	the Investor Questionnaire;

(c)	the purchase price for the Note by wire transfer to the following account:

Performance Health Technologies, Inc.
Atlantic Central Bankers Bank:  Camp Hill, PA
ABA# 031301752
Account# 220146
Further Credit To:
Hopewell Valley Community Bank
ABA# 031207827
Final Credit To:
Performance Health Technologies, Inc.
Account#  2000024756

2.3           Items to be Delivered to the Investor by PHT.  The following shall be delivered by PHT to the Investor on the Closing Date:

(a)	the Note.

3.           Representations and Warranties of PHT

PHT hereby represents and warrants to the Investor as follows:

3.1           Corporate Existence and Power.  PHT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  PHT has all corporate power and all material governmental permits required to carry on its business as now conducted.

3.2           Corporate Authorization; Enforceability.  The execution, delivery and performance by PHT of this Agreement and the Note is within PHT’s corporate powers and have been duly authorized by the Board of Directors of PHT and no other corporate action on the part of PHT is necessary to authorize this Agreement or issuance of the Note.  This Agreement has been, and the Note will be, duly executed and delivered by PHT.  This Agreement constitutes the valid and binding agreement of PHT, enforceable against PHT in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3          Capitalization. The authorized capital stock of PHT consists of 500,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”), of which 53,755,697 shares of Common Stock and no shares of Preferred Stock were issued and outstanding as of March 1, 2008.  All of such outstanding shares have been validly issued and are fully paid and nonassessable.

3.4           No Conflict.  The execution, delivery and performance by PHT of this Agreement, and the consummation of the transactions contemplated hereby, including issuance of the Note, do not and will not at the Closing, (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to PHT, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of PHT under any material contract to which PHT is a party or (c) violate any organizational document of PHT.

3.5           Note.  The Note, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of any lien or other limitation or restriction.

4.           Representations and Warranties of the Investor

The Investor hereby represents and warrants to PHT as follows:

4.1           Organization and Good Standing; Power and Authority. Any Investor that is a corporation (a) is a corporation duly organized, validly existing and in good standing under the laws of its organization, and (b) has all requisite corporate power and authority and all authorizations, licenses and material permits necessary to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Agreement.

4.2           Authorization of the Agreement.  This Agreement constitutes a valid and legally binding obligation of the Investor except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by general principles of equity.

4.3           No Conflict. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and will not at the Closing (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Investor, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of the Investor under any material contract to which the Investor is a party or (c) violate any organizational document of any corporate Investor.

4.4           Investment Representation.

(a)	The Investor has received and reviewed the following (the “PHT Documents”):

1.	Subscription Agreement;
2.	The Note; and
3.	PHT’s Form 10-SB and all amendments thereto, PHT’s Form 10-QSBs for the quarters ended June 30, 2007 and September 30, 2007 and PHT’s Form 8-Ks filed since July 13, 2007.

(b)
The Investor or Investor’s designated representatives have concluded a satisfactory due diligence investigation of PHT and have had an opportunity to review the PHT Documents and to have all of their questions related thereto satisfactorily answered.

(c)	The Investor acknowledges that the Note is speculative and involves a high degree of risk and the Investor represents that it is able to sustain the loss of the entire amount of its investment.

(d)	The Investor (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Note.

(e)	The Investor has received from PHT, and is relying on, no representations or projections with respect to PHT’s business and prospects except as set forth in this Agreement and the PHT Documents.

(f)	The Investor is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(g)
The Investor is acquiring the Note for investment purposes only without intent to distribute the same, and acknowledges that the Note has not been registered under the Securities Act and applicable state securities laws, and accordingly, constitutes “restricted securities” for purposes of the Securities Act and such state securities laws.

(h)
The Investor acknowledges that it will not be able to transfer the Note except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

(i)	The certificates and/or instruments evidencing the Note will contain the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR AN EXEMPTION FROM REGISTRATION AND OTHERWISE IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL OWNER OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.”

5.           Miscellaneous

5.1           Definitions.

 “Business Day” means a day that is not a Saturday, Sunday or a day on which commercial banking institutions located in New York City, New York are authorized or required to close.

“Securities Act” means the Securities Act of 1933, as amended.

5.2           Confidentiality.

(a)	The Investor agrees to keep confidential any and all non-public information delivered or made available to the Investor by PHT except for disclosures, as necessary, made by the Investor to the Investor’s officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Investor of this confidentiality covenant and for whom the Investor shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Investor from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Investor, (iii) which has been publicly disclosed or (iv) to any of its members provided that any such members agree in writing (with a copy provided to PHT) to be bound by confidentiality provisions in form and substance substantially as are contained herein.  In the event of a mandatory disclosure as described in clause (i) and/or (ii) of the preceding sentence, the Investor shall promptly notify PHT in writing of any applicable order, request or demand for such information, cooperate with PHT if and to the extent that PHT elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed.  No Investor shall use for its own benefit, nor permit any other person to use for such person’s benefit, any of PHT’s non-public information including, without limitation, in connection with the purchase and/or sale of PHT’s securities.

(b)
PHT shall in no event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information PHT marks such information as “Non-Public Information - Confidential” and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review.  PHT may, as a condition to disclosing any non-public information hereunder, require the Investor’s advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to PHT and the Investor.

(c)
Nothing herein shall require PHT to disclose non-public information to the Investor or its advisors or representatives, and PHT represents that it does not disseminate non-public information to any Investors who purchase stock in PHT in a public offering, to money managers or to securities analysts.

5.3           Costs and Expenses.  PHT and the Investor shall bear their own costs and expenses in connection with this transaction.

5.4           Survival.  All agreements, covenants, representations and warranties made by PHT or by the Investor herein shall survive the execution and delivery of this Agreement.

5.5           Notices.  Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon PHT, or the Investor under this Agreement shall be in writing and facsimiled, mailed or delivered to each party at the facsimile number or its address as provided below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing).  All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when facsimiled, upon confirmation of receipt to the following:

Performance Health Technologies, Inc.
427 River View Plaza, Trenton, New Jersey 08611
Attention:  Robert Prunetti
Fax:  (609) 656-0869

To the Investor at the Address Set Forth on the Investor Questionnaire attached hereto.

5.6           Nonwaiver.  No failure or delay on any party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

5.7           Amendments and Waivers.  This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by all of the parties.  Such waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

5.8           Assignments.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9           Partial Invalidity.  If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

5.10           Headings.  Headings in this Agreement are for convenience of reference only and are not part of the substance hereof or thereof.

5.11           Entire Agreement.  This Agreement constitutes and contains the entire agreement of the parties hereto and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

5.12           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of  New Jersey without reference to conflicts of law rules.

5.13           Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New Jersey located in the County of Mercer and the federal courts of the United States of America located in such State and County.  Each of the parties (a) consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.6 will be deemed effective service of process on such party.

5.14           JURY TRIAL.  EACH PARTY HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE.

5.15           Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

* * *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

INVESTOR:

Date: March ____, 2007	By:

PERFORMANCE HEALTH TECHNOLOGIES, INC.

Date: March ____, 2007	By:
Robert D. Prunetti
President and Chief Executive Officer

A.            INDIVIDUALS (If Investor is an individual, complete this Part A)

1.             Name of Investor(s)1  _________________________________________

Address (including Zip Code)  __________________________________

Telephone No.    (         )  ____________________
Telecopy No.      (         )  ____________________

2.           Indicate type of ownership subscribed for:

Individual
Joint Tenants with Rights of Survivorship
Tenant in Common
Tenants by the Entirety

3.           Social Security Number(s) _________________________

4.           Each Investor must initial at least one of the following statements:

____	(a)	Investor certifies that he/she is a director or executive officer of PHT.

____	(b)
Investor certifies that he/she is a natural person whose individual net worth, or joint net worth with his/her spouse, at the time of his/her Loan to PHT exceed $1,000,000 (inclusive of the value of his/her home, home furnishings and automobiles).

____	(c)
Investor certifies that he/she is a natural person who has an individual income[2] in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

[1]
If there is more than one Investor other than husband and wife, a separate Investor Questionnaire must be completed for each such Investor and attached to this Investor Questionnaire.  If Investors are husband and wife, please include both names, be certain to complete item 2 and include both social security numbers (indicating to which individual each social security number belongs) in item 3.

[2]
In determining income, a Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

B.            ENTITIES (If Investor is an entity, complete this Part B)

1.             Name of Investor  _________________________________________

Address (including Zip Code) ________________________________

Telephone No.      (        )   _____________________
Telecopy No.        (         )  _____________________

2.             Indicate type of entity:

____       Corporation                   ____       Trust         ____      Limited Partnership

____       General Partnership      ____       IRA           ____      Pension Plan or Trust

Other:  _________________________________________________________

3.             Date of formation or incorporation:   ___________________________________

4.             State of formation or incorporation:  ___________________________________

5.             Indicate whether Investor was organized for the specific purpose of acquiring the securities of PHT.

                Yes ____    No ____

6.            Indicate the individual(s) authorized to execute documents on behalf of the Entity Investor in connection with this investment:

               Name: _______________________________________
               Title: ________________________________________

               Taxpayer Identification Number:

7.            Each Investor must initial at least one of the following statements:

____	(a)
Investor certifies that it is a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

____	(b)	Investor certifies that it is an insurance company as defined in Section 2(13) of the Act.

____	(c)	Investor certifies that it is a broker/dealer registered pursuant to the Securities Exchange Act of 1934, as amended.

____	(d)	Investor certifies that it is an investment company registered under the Investment Company Act of 1940, as amended, or business development company as defined in Section 2(a)(48) of such Act.

____	(e)	Investor certifies that it is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____	(f)
Investor certifies that it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and either (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, investment decisions are made solely by persons that are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Act.

____	(g)	Investor certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

____	(h)
Investor certifies that it is a corporation, partnership, a Massachusetts or similar business trust or other trust (if the trust’s purchase of securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Act) or other organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities of PHT, with total assets in excess of $5,000,000.

____	(i)	Investor certifies that it is an entity in which all of the equity owners are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Act.

____	(j)
None of the statements in clauses (a) through (i) are applicable to the Entity Investor and the Entity Investor is otherwise not an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Act.

8.	Investor agrees to provide, upon request by PHT, the following information:

(A)
Corporations will provide the articles of incorporation, by-laws and corporate resolution authorizing the Loan and authorizing the person(s) signing this Investor Questionnaire.  All the documents must be certified by the Secretary or Assistant Secretary of the corporation as being true and correct copies thereof and in full force and effect.

(B)
Partnerships and limited liability companies will provide a copy of the partnership agreement, articles of organization, and/or operating agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

(C)	Trusts will provide a copy of the trust agreement showing the date of formation and giving evidence of the authority of the person(s) signing this Investor Questionnaire.

C.            ACKNOWLEDGEMENTS AND REPRESENTATIONS TO BE MADE BY ALL INVESTORS (Every Investor must complete this Part C)

Investor understands that PHT will be relying on the accuracy and completeness of the representations made above as well as Investor’s responses to the questions contained in this Investor Questionnaire.  Investor understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim for damages as a result of such false representation.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  However, Investor agrees that PHT may present this Investor Questionnaire to such parties as PHT deems appropriate if called upon to establish that the Loan is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities law.

Investor represents and warrants to PHT as follows (each Investor must initial all of the following):

____	(a)	The representations and the answers to the questions in this Investor Questionnaire are complete and correct and may be relied upon by PHT and its counsel.

____	(b)	Investor has full power and authority to make the Loan to PHT.

____	(c)	The Loan and this Investor Questionnaire have been duly and validly authorized, executed, and delivered by Investor and constitute the valid, binding, and enforceable agreement of Investor.

____	(d)
Investor has reviewed this Questionnaire, including, but not limited to the information set forth on pages 1-2, the Cover Letter accompanying this Subscription Agreement, the Note and has received all information Investor has deemed relevant and has had all of Investor’s questions answered with respect to the Loan and PHT and has made such independent investigation into PHT as Investor has deemed necessary.

____	(e)
The Loan is made solely for the account of Investor with a view to and for investment and not with a view to or for distribution, assignment, participation, or resale.  Investor has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge the Note, the Loan, or any interest therein.  There are substantial restrictions on the transferability of the Note.  There will be no public market for the Note and Investor must bear the economic risk involved in the Loan for an indefinite term.

____	(f)
Investor acknowledges there is a substantial economic risk with respect to the repayment of the Loan or any interest therein and that Investor has such knowledge and experience in financial and business matters that Investor is able to evaluate the risks and merits of the Loan and is making an informed decision to make the Loan.

____	(g)
Investor did not learn about the Loan through any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet or at any seminar or meeting to which Investor was invited by a general solicitation or advertising.

____	(h)
Investor hereby agrees to indemnify PHT and its officers, directors, shareholders, agents, and employees and to hold each of such entities and persons harmless from and against any and all liabilities, loss, damages, costs, or expenses (including reasonable attorneys’ fees) to which they, or any of them, may be put or which they, or any of them, may incur by reason of any breach of the representations and warranties made by Investor in this Investor Questionnaire.

____	(i)	Investor will notify PHT immediately of any material change in any representation made above or any statement made herein that occurs prior to the closing of the Loan.

  * * *

If Investor is an individual:

Signature of Investor	Print Name of Investor

Signature of Spouse, if applicable	Print Name of Spouse, if applicable

Date:__________________, 2008

If Investor is an entity:

Signature of Officer, Trustee or Partner, as applicable	Print Name of Officer, Trustee, or Partner, as applicable

Date:__________________, 2008	Date:__________________, 2008

PHT hereby accepts the Loan from Investor as of ______________, 2008

Performance Health Technologies, Inc.

By:	/s/
Robert D. Prunetti